EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Darling International Inc. (the “Company”) on Form 10-Q for the period ending March 29, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Randall C. Stuewe, Chief Executive Officer of the Company and John O. Muse, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 (the “Act”), that:

                 1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                 2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        This certification is being furnished solely for purposes of compliance with the Act.

/s/ Randall C. Stuewe	/s/ John O. Muse
Randall C. Stuewe	John O. Muse
Chief Executive Officer	Chief Financial Officer
Date: May 8, 2008	Date: May 8, 2008